UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period: 5/31/12

Item 1.  Reports to Stockholders.

.

Linde Hansen Contrarian Value Fund

SEMI-ANNUAL REPORT

May 31, 2012

Class I Shares (Symbol: LHVIX)

Class A Shares (Symbol: LHVAX)

1-855-754-7933

www.lindehansen.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Linde Hansen Contrarian Value Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

We are honored to provide you with the inaugural shareholder letter for the Linde Hansen Contrarian Value Fund which began investing operations on February 8, 2012.  As contrarian investors, we invest when our detailed fundamental analysis leads to a solid investment conclusion that often differs from consensus and, in general, to not be beholden to common wisdom.  Today, as we examine the current investment environment, the consensus seems to be preaching avoidance of risk (defined as volatility) and recommending broadly diversified portfolios (index funds/ETFs).  While these strategies may feel safe, we believe they will come up short in building wealth as the great de-levering continues. In an environment of sluggish global growth and frequent dislocations, we believe the selection of individual securities - particularly the equity of businesses capable of adapting to difficult conditions and driving profitability higher - will be paramount.  This is the opportunity we see, and we are striving to capture it in the Linde Hansen Contrarian Value Fund by building a concentrated portfolio of attractively valued companies that we expect to realize an improving trend in profitability.

Performance Review

The Linde Hansen Contrarian Value Fund – Class A Share declined 3.6% from inception on February 8, 2012 through May 31, 2012.  This compares to a 4.1% decline in the total return for the Russell Midcap Value Index.  Expectations for solid first quarter earnings pushed stocks higher in February and March, but once earnings were reported investor attention turned again to Europe and the lingering financial crisis that continues to spread.  Spanish banks needing capital infusions, Greek elections, and fears that the recession in Europe will spread were the problems as the second quarter unfolded.   With macro factors taking center stage, asset-allocators lunging into and out of different investment vehicles have continued to drive high correlations between all asset categories – including US stocks – making it difficult for stock pickers to distance themselves from the herd.

Our two best performing stocks for the period were Chico’s FAS Inc. (3.72% of portfolio) and Sierra Wireless (4.51% of portfolio).  Chico’s was up during the period as the stock popped and held its gains after reporting strong fiscal 2011 fourth quarter earnings.  The company is a specialty retailer of private label women’s apparel and operates stores under the Chico’s, White House-Black Market and Soma banners.  This former growth darling petered-out under the watch of its founders and was very hard hit during the great recession.  CEO David Dyer has been restructuring this business since 2009 and his programs to support growth and improve profitability have been taking hold and we think the company has a bright future.  Portfolio holdings are subject to change at any time and should not be considered investment advice.

Sierra Wireless increased during the period on the back of strong first quarter earnings, the second quarterly earnings surprise in a row.  This company makes devices that enable mobile computing via cellular wireless connectivity.  In our opinion, this fallen angel offers investors an exciting opportunity to capitalize on the growing market for machine-to-machine (M2M) communication.  For example, automobile manufacturers are incorporating wireless communications into both economy and luxury vehicle models, meeting the need for reliable wireless connectivity that minimizes total cost of ownership.  Sierra Wireless’ products - which collect and send data wirelessly – help to enable features such as remote diagnostics, navigation, and in-vehicle entertainment.  With a broad base of devices and applications that touch many different sectors of commerce, we believe the company has only begun to scratch the surface of the M2M opportunity.

Windstream (3.01% of portfolio) and Alcatel Lucent (3.69% of portfolio) were among our worst performing stocks for the period.  Both companies fell after reporting problematic first quarter earnings.  Windstream fell precipitously after recognizing a one-time drop in revenues in first quarter results stemming from a regulatory change that impacted a small portion of its business.  Though the company reaffirmed its 2012 revenue and earnings guidance, many investors suspected the worst and aggressively sold the stock.  Since the quarter’s release, Windstream’s management has been making a large number of cash purchases of the stock, giving us even more conviction in the long-term positive outlook we have for this company.  Additionally, with a dividend yield over 10%, we believe it’s a worthwhile investment for the patient investor.  Yields presented are those of portfolio holdings and do not represent that of the Fund.

Alcatel-Lucent is a controversial stock that is in the fourth year of its turnaround.  First quarter results fell short of concensus (and our) revenue expectations, but we don’t believe this near-term disappointment impairs the long-term opportunity embedded in the shares.  Cheaper than any of its peers on traditional metrics (price to earnings, price to sales), current management appears to be building a strong platform to take advantage of the increasing demand for bandwidth and speed in the telecommunications industry.  Though saddled with a sizeable debt load, we believe the company is well positioned to perform in the long-run as we see no let-up in the seemingly insatiable demand of consumers and business for more, faster data via an increasing variety of venues. Alcatel-Lucent is one of a very short list of suppliers of the technology and equipment that has the ability to get our society connected in the future and, in our opinion, provides investors with a great opportunity today.

Outlook

Stock markets around the world continue to be driven by geopolitical and macro factors and we see no reason for this to change. There are many looming big picture concerns which are splashed across the headlines every day.  The slow grinding trials and tribulations of the European Union, unrest in the Middle East, soft or hard landing in China dominate the global debate; while in the US we have the “Fiscal Cliff”, the presidential election and a Federal Reserve Board that appears to be running out of fiscal stimulus tools.  With so many moving parts, trying to forecast a conclusion to this mess seems like a waste of time to us.  The good news is that these problems are not new and we believe global decision makers are mostly rational thinkers who will eventually make the tough decisions (when they have to).  Meanwhile, we think our time is better spent researching investible topics like the rate of global cellular deployment or the supply and demand of hotel rooms in central business districts.  Armed with this information we can make investment decisions on individual companies rather than be hamstrung with “analysis paralysis” of macro factors.  The world moves on.

We are bottom-up investors and focus our research on companies and industries.  We make no point forecasts with regard to interest rates, currencies, economic growth or major stock market indexes.  We search for companies that we believe are undervalued relative to their normal earnings and have the ability to drive their return on invested capital higher.  In this regard, our outlook is a reflection of the opportunity set we see among the universe of stocks we analyze.  We are interested in knowing whether companies are under-earning or over-earning, the likelihood that profitability improves, and how these measures compare with valuation.  Though profitability has been improving since 2009 and some companies are achieving historically high operating margins and return-on-invested-capital, the majority of companies are still earning below their historic average.  Valuation, based upon our work, is attractive as many of the world’s uncertainties seem to be reflected in stock prices.  All in all, we at Linde, Hansen & Co. see plenty of opportunity for successful equity investing at the current time.

Thank you for the trust and confidence you place in us by being a shareholder.

Russell Midcap Value Index-The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market.

Volatility:  A statistical measure of the dispersion of returns for a given security or market index. Volatility is commonly measured by using the standard deviation or variance between returns from that same security or market index.

Operating margin-Operating margin is a measurement of what proportion of a company's revenue is left over after paying for variable costs of production such as wages, raw materials, etc.

Return on invested capital-A calculation used to assess a company's efficiency at allocating the capital under its control to profitable investments.  The measure gives a sense of how well a company is using its money to generate returns.

991-NLD-7/6/2012

Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2012
	Shares	Value
COMMON STOCK - 92.0%
ADVERTISING - 4.7%
Interpublic Group of Cos., Inc.	71,800	$ 746,002

BIOTECHNOLOGY - 3.3%
Celgene Corp. *	7,800	532,350

CHEMICALS - 5.2%
Chemtura Corp. *	55,000	831,050

COMMERCIAL SERVICES - 8.3%
CDI Corp.	39,787	667,626
Monster Worldwide, Inc. *	76,000	653,600
		1,321,226
COMPUTERS - 3.0%
Cadence Design Systems, Inc. *	46,400	473,280

COSMETICS/PERSONAL CARE - 3.5%
Avon Products, Inc.	33,900	561,045

GAS - 4.5%
NiSource, Inc.	28,340	711,051

HEALTHCARE-SERVICES - 4.1%
Health Management Associates, Inc. *	101,600	651,256

HOUSEHOLD PRODUCTS/WARES - 4.7%
Kimberly-Clark Corp.	9,431	748,350

INSURANCE - 7.1%
RenaissanceRe Holdings Ltd.	6,700	516,369
XL Group PLC	29,800	608,516
		1,124,885
MEDIA - 3.9%
Time Warner Cable, Inc.	8,300	625,820

OIL & GAS - 8.0%
EOG Resources, Inc.	7,500	744,750
Transocean Ltd	13,200	538,956
		1,283,706
REITS - 3.8%
Host Hotels & Resorts, Inc.	40,200	613,452

The accompanying notes are an integral part of these financial statements.
Linde Hansen Contrarian Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Contintued)
May 31, 2012
	Shares	Value
RETAIL - 8.5%
Brown Shoe Co., Inc.	64,409	$ 765,823
Chico's FAS, Inc.	40,700	594,627
		1,360,450
TELECOMMUNICATIONS - 19.4%
Alcatel-Lucent *	375,000	588,750
CenturyLink, Inc.	21,600	847,152
Sierra Wireless, Inc. *	80,200	720,196
Tellabs, Inc.	127,846	467,916
Windstream Corp.	51,400	481,104
		3,105,118

TOTAL COMMON STOCK ( Cost - $15,308,601)		14,689,041

TOTAL INVESTMENTS - 92.0% ( Cost - $15,308,601)		$ 14,689,041
OTHER ASSETS LESS LIABILITIES - 8.0%		1,285,987
NET ASSETS - 100.0%		$ 15,975,028

* Non-income producing security.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized depreciation of securites as follows:
	Unrealized Appreciation:	$ 463,442
	Unrealized Depreciation:	(1,083,092)
	Net Unrealized Depreciation:	$ (619,650)

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2012

Assets:
Investments in Securities at Value (identified cost $15,308,601)	$ 14,689,041
Cash	1,326,923
Due from Investment Adviser	4,950
Dividends and Interest Receivable	12,330
Prepaid Expenses and Other Assets	37,410
Total Assets	16,070,654

Liabilities:
Payable for Fund Shares Redeemed	87,590
Accrued Distribution Fees	1,816
Payables to Other Affiliates	1,230
Accrued Expenses and Other Liabilities	4,990
Total Liabilities	95,626

Net Assets	$ 15,975,028

Net Asset Value, Offering and Redemption Price Per Share
Class A:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 902,417 shares outstanding)	$ 8,701,416
Net Asset Value ($8,701,416/902,417 shares outstanding)	$ 9.64
Offering Price Per Share ($9.64/0.9475)	$ 10.17

Class I:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 752,677 shares outstanding)	$ 7,273,612
Net Asset Value ($7,273,612/752,677 shares outstanding)	$ 9.66

Composition of Net Assets:
At May 31, 2012, Net Assets consisted of:
Paid-in-Capital	$ 16,564,897
Undistributed Net Investment Income	21,606
Accumulated Net Realized Gain From Security Transactions	8,175
Net Unrealized Depreciation on Investments	(619,650)
Net Assets	$ 15,975,028

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENT OF OPERATIONS (Unaudited)
For the period February 8, 2012* to May 31, 2012

Investment Income:
Dividend Income	$ 69,570
Total Investment Income	69,570

Expenses:
Investment Advisory Fees	36,894
Distribution Fees - Class A	4,782
Legal Fees	12,942
Administration Fees	10,356
Fund Accounting Fees	10,356
Transfer Agent Fees	10,356
Audit Fees	4,990
Chief Compliance Officer Fees	4,131
Printing Expense	4,131
Registration & Filing Fees	1,974
Custody Fees	1,770
Trustees' Fees	1,475
Insurance Expense	1,180
Miscellaneous Expenses	1,328
Total Expenses	106,665
Less: Fees Waived by Adviser	(58,701)
Net Expenses	47,964
Net Investment Income	21,606

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Security Transactions	8,175
Net Change in Unrealized Appreciation (Depreciation) on Investments	(619,650)
Net Realized and Unrealized Loss on Investments	(611,475)

Net Decrease in Net Assets Resulting From Operations	$ (589,869)
____
*Commencement of Operations

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
For the period February 8, 2012* to May 31, 2012

Operations:
Net Investment Income	$ 21,606
Net Realized Gain (Loss) on Security Transactions	8,175
Net Change in Unrealized Appreciation (Depreciation) on Investments	(619,650)
Net Increase (Decrease) in Net Assets
Resulting From Operations	(589,869)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued (906,023 shares)	9,045,910
Cost of Shares Redeemed (3,606 shares)	(35,874)
Total Class A Transactions	9,010,036

Class I Shares:
Proceeds from Shares Issued (755,691 shares)	7,585,141
Cost of Shares Redeemed (3,014 shares)	(30,280)
Total Class I Transactions	7,554,861

Net Increase in Net Assets Resulting from Beneficial Interest Transactions	16,564,897

Increase in Net Assets	15,975,028

Net Assets:
Beginning of Period	-
End of Period (including undistributed net investment
income of $21,606)	$15,975,028
____
*Commencement of Operations

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund
FINANCIAL HIGHLIGHTS (Unaudited)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A	Class I
	Period*	Period*
	Ended	Ended
	May 31, 2012	May 31, 2012

Net Asset Value, Beginning of Period	$ 10.00	$ 10.00
Gain (Loss) From Operations:
Net investment income (a)	0.02	0.02
Net loss from securities
(both realized and unrealized)	(0.38)	(0.36)
Total from operations	(0.36)	(0.34)

Net Asset Value, End of Period	$ 9.64	$ 9.66

Total Return (b)(d)	(3.60)%	(3.40)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 8,701	$ 7,274
Ratio of expenses to average net assets (c),
before reimbursement	3.06%	2.76%
net of reimbursement	1.40%	1.15%
Ratio of net investment income
to average net assets (c)	0.52%	0.67%
Portfolio turnover rate (d)	1%	1%

__________
*Commencement of Operations was February 8, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized.
(d) Not annualized.

The accompanying notes are an integral part of these financial statements.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

May 31, 2012

1.

ORGANIZATION

Linde Hansen Contrarian Value Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers two classes of shares designated as Class A and Class I.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges.  The primary investment objective of the Fund is long-term growth of capital.  The Fund commenced operations on February 8, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Exchange trades options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

In unusual circumstances, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2012

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of May 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 14,689,041	$ -	$ -	$ 14,689,041
Total	$ 14,689,041	$ -	$ -	$ 14,689,041

The Fund did not hold any Level 3 securities during the period.

There were no transfers in to and out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

See Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Linde Hansen & Co, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the period ended May 31, 2012, the Adviser earned advisory fees of $36,894.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until June 30, 2013, so that the total annual operating expenses of the Fund do not exceed 1.40% and 1.15% of the average daily net assets of the Class A and Class I shares, respectively.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  During the period ended May 31, 2012, the Adviser waived and reimbursed fees of $58,701.

Pursuant to separate servicing agreements with Gemini Fund Services (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities.  For the period ended May 31, 2012, the Fund incurred distribution fees of $4,782 on Class A shares.

Linde Hansen Contrarian Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

May 31, 2012

Trustees- Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, pension or retirement plan

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the period ended May 31, 2012, amounted to $15,381,689 and $81,173, respectively.

5.

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

6.

SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Linde Hansen Contrarian Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

May 31, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value*	Ending Account Value (5/31/12)	Expense Ratio	Expenses Paid During the Period*
Actual
Class A	$1,000.00	$ 964.00	1.40%	$ 4.24
Class I	$1,000.00	$ 966.00	1.15%	$ 3.49
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.00	1.40%	$ 7.06
Class I	$1,000.00	$1,019.25	1.15%	$ 5.81

  *”Actual” expense information for the Fund is for the period from February 8, 2012 to May 31, 2012. Actual expenses are equal to the Fund's annualized net expense ratio multiplied by 113/366 (to reflect the period from February 8, 2012 to May 31, 2012). "Hypothetical" expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 183/366 (to reflect the full half-year period).

PORTFOLIO COMPOSITION* (Unaudited)

*Based on Portfolio Market Value as of May 31, 2012.

Communications	34.9%
Consumer- Non-Cyclical	21.5%
Financial	11.8%
Consumer- Cyclical	9.3%
Energy	8.7%
Basic Materials	5.7%
Utilities	4.9%
Industrial	3.2%
100.0%

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At an Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 28, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Linde Hansen Contrarian Value Fund (the “Fund”) and Linde Hansen & Co., LLC (“Linde Hansen”).

In advance of the October 28, 2011, meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to Linde Hansen (including due diligence questionnaires completed by Linde Hansen, Linde Hansen’s Form ADV, select financial information of Linde Hansen, bibliographic information regarding Linde Hansen’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of the information provided by Linde Hansen, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Fund. The Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management

In considering the approval of the Investment Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by Linde Hansen related to the proposed Investment Advisory Agreement with the Trust, including Linde Hansen’s ADV, a description of the manner in which investment decisions will be made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process.  The Board discussed the extent of Linde Hansen’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  Additionally, the Board received satisfactory responses from representatives of Linde Hansen with respect to a series of important questions, including: whether Linde Hansen was involved in any lawsuits or pending regulatory actions; whether Linde Hansen’s management of other accounts would conflict with its management of the Fund; and whether Linde Hansen has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by Linde Hansen of its practices for monitoring compliance with the Fund’s investment limitations, noting that Linde Hansen would periodically review the portfolio managers’ performance of their duties to ensure compliance under Linde Hansen’s compliance program.  The Board then reviewed the capitalization of Linde Hansen based on information provided by and representations made by Linde Hansen and concluded that Linde Hansen was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund.

The Board concluded that Linde Hansen had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Linde Hansen to the Funds were satisfactory.

Performance.  As applicable, the Board considered Linde Hansen’s past performance as well as other factors relating to Linde Hansen’s track record.  The Trustees reviewed the performance of Linde Hansen’s composite track record for its proposed strategy, noting that performance was acceptable.  The Board concluded that Linde Hansen was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by Linde Hansen, the Board reviewed and discussed a comparison of the Fund’s management fee and overall expense ratio to a peer group of funds constructed by Linde Hansen with similar investment objectives and strategies. The Board reviewed the contractual arrangements for the Fund, which stated that Linde Hansen had agreed to waive or limit its management fee and/or reimburse expenses at least until March 31, 2013, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed do not exceed 1.40% and 1.15%, of the Fund’s average net assets, for Class A and Class I shares, respectively and found such arrangements to be beneficial to shareholders.  The Board concluded that, based on the experience and expertise of the personnel of Linde Hansen, particularly the portfolio managers, and the services to be provided to the Fund by Linde Hansen, the fees to be charged by Linde Hansen were fair and reasonable.  The Board concluded that the advisory fee and expense cap for the Fund were fair and reasonable.

Profitability.   The Board also considered the level of profits that could be expected to accrue to Linde Hansen with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of Linde Hansen provided by Linde Hansen.  With respect to Linde Hansen, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from Linde Hansen’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, Linde Hansen’s expectations for growth of the Fund. The Board noted that the start-up phase of a fund may be too soon to properly evaluate all of the economies and concluded that any material economies of scale would not be achieved in the near term.

Conclusion.  Having requested and received such information from Linde Hansen as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

                                               Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7933.

Investment Adviser

Linde, Hansen & Co., LLC

25B Vreeland Road, Suite 102

Florham Park, NJ 07932

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

8/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

8/9/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

8/9/12